AXA PREMIER VIP TRUST

SUPPLEMENT DATED DECEMBER 21, 2009 TO THE PROSPECTUS DATED MAY 1, 2009, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Prospectus.

The purpose of this Supplement is to provide you with information about a change in sub-adviser to an allocated portion of Multimanager Aggressive Equity Portfolio, Multimanager Large Cap Core Equity Portfolio and Multimanager Large Cap Value Portfolio (each, a “Portfolio,” and together, the “Portfolios”).

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At the December 9, 2009 meeting of the Board of Trustees (“Board”) of the Trust, the Board approved the termination of SSgA Funds Management, Inc. as sub-adviser to the Index Allocated Portion of each Portfolio (the “Termination”). The Termination is expected to be effective as of the close of business December 28, 2009. As a result of the Termination, AXA Equitable Life Insurance Company, as Investment Manager of the Trust, and with the Board’s approval, will reallocate the assets of each Portfolio such that AllianceBernstein L.P. (“AllianceBernstein”), a current sub-adviser for each Portfolio, will serve as the sub-adviser to each Index Allocated Portion as of December 29, 2009. AllianceBernstein currently serves as a sub-adviser to an Active Allocated Portion of each Portfolio.

AllianceBernstein’s Passive Equity Portfolio Management Team (“Passive Team”) is expected to be responsible for the management of and investment decisions for each Index Allocated Portion of the Portfolios. Judith DeVivo, a Senior Vice President and Portfolio Manager for the Passive Team, will be primarily responsible for the day-to-day management of each Index Allocated Portion of the Portfolios. Ms. DeVivo joined AllianceBernstein in 1971, joined the Passive Team in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo currently manages equity portfolios benchmarked to a variety of indexes, including the S&P 500, S&P MidCap 400, MSCI EAFE and Russell 2000® in addition to several customized accounts.